                                                                    EXHIBIT 99.2

                                 FIRST AMENDMENT
                         TO CERTAIN OPERATIVE AGREEMENTS

                          Dated as of September 17, 2001

                                      among

                         LEXICON GENETICS INCORPORATED,
                  as the Construction Agent and as the Lessee,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
              (formerly First Security Bank, National Association) not individually, except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the Lexi Trust 2000-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
       WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND CERTAIN OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
              WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND CERTAIN OTHER OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                        as the Agent for the Lenders and,
                       respecting the Security Documents,
                      as the Agent for the Secured Parties

                                 FIRST AMENDMENT
                        TO CERTAIN OPERATIVE AGREEMENTS

         This FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of September 17,2001, to by and among LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Lessee" or the "Construction Agent"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the Lexi Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lender in Appendix A to the Participation Agreement referenced below, individually, a "Lenders" and collectively, the "Lenders"); the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the Lexi Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder") and collectively, the "Holders"); and BANK OF AMERICA, N.A. a national banking association, as the agent for the Lenders and, respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                              W I T N E S S E T H

         WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of October 19, 2000 (the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of October 19, 2000 (the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of October 19, 2000 (the "Trust Agreement"), and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $45 million lease facility (the "Facility") that has been established in favor of the Lessee;

         WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, the Credit Agreement, the Trust Agreement and the other Operative Agreements to, among other things, increase the size of the Facility from $45 million to $50 million for the construction of a central plant at the Lessee's Montgomery County, Texas site and purchases of equipment related thereto;

         WHEREAS, the Financing Parties have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                             PARTICIPATION AGREEMENT

         1. Section 5.10(b) of the Participation Agreement is amended and restated in its entirety to read as follows:

                  (b) Maintenance of Borrowing Base. At all times, the Lessee shall maintain Class A Collateral represented by U.S. dollar denominated certificates of deposit of Bank of America, N.A. in accordance with the standard described in subsection (ii) below and shall furnish to the Agent an Officer's Certificate in the form of Exhibit L no later than the date that the Lessee is obligated to deliver the financial statements referenced in Sections 8.3A(a)(i) and 8.3A(a)(ii): (i) setting forth (A) the Lessee's calculation, in reasonable detail, of the Borrowing Base as of such date and (B) the Class A Collateral Percentage as of such date and (ii) confirming that, at all times, (A) prior to the Construction Period Termination Date, the amount of Class A Collateral represented by U.S. dollar denominated certificates of deposit of Bank of America, N.A. is not in excess of the Property Cost of all the Properties for which the Rent Commencement Date has occurred at such time and (B) after the Construction Period Termination Date, the amount of Class A Collateral represented by U.S. dollar denominated certificates of deposit of Bank of America, N.A. is greater than or equal to $5,000,000.

         2. Section 5.12 of the Participation Agreement is deleted in its entirety and replaced with the words "[Intentionally Omitted]".

         3. Section 5.16 of the Participation Agreement is amended and restated in its entirety to read as follows:

         5.16     LIMITATION ON CERTIFICATE OF DEPOSIT COLLATERAL.

         At any time prior to the Construction Period Termination Date, the Lessee shall not permit the aggregate amount of Class A Collateral represented by U.S. dollar denominated certificates of deposit of Bank of America, N.A. to be in excess of the Property Cost of all the Properties for which the Rent Commencement Date has occurred at such time.

         4. Each of the following sections of the Participation Agreement is amended to delete the following references therefrom:

                  (a) "but subject to Section 5.12," in Section 5.2(f) of the Participation Agreement;

                  (b) "(subject to Section 5.12)" in Sections 5.3(hh) and 5.4(n) of the Participation Agreement; and

                  (c) "subject to Section 5.12," in Section 5.4(g) of the Participation Agreement.

         5. A new Section 5.17 is added to the Participation Agreement to read as follows:

                  5.17 CONSOLIDATION OF EURODOLLAR LOANS AND EURODOLLAR HOLDER ADVANCES.

                  At no time after the end of the Consolidation Period shall more than a total of twelve (12) Eurodollar Loans and Eurodollar Holder Advances be outstanding at any one time. Notwithstanding anything to the contrary in any Operative Agreement, the parties hereto agree that, during the Consolidation Period, the Agent, in consultation with the Lessee, may, with respect to any Eurodollar Loan or Eurodollar Holder Advance maturing prior to the Completion of all Properties, cause the subsequent Interest Period for such Eurodollar Loan or Eurodollar Holder Advance to consist of such number of days as is necessary to consolidate such Eurodollar Loans and Eurodollar Holder Advances in order to comply with the preceding sentence; provided that (a) no such Interest Period may be less than thirty (30) days or more than ninety (90) days and (b) during the Consolidation Period, interest on each such Eurodollar Loan and Holder Yield on each such Eurodollar Holder Advance, as applicable, shall accrue at (i) an overseas interbank offered rate for Dollar deposits determined by the Agent from a recognized service or interbank quotation plus (ii) the Applicable Percentage.

         6. Section 6.2 of the Participation Agreement is amended to add a new subsection (aa) at the end thereof, to read as follows:

                  (aa) (i) Each service contract with respect to the Planned Central Plant has a term of less than twenty-four months and (ii) the Planned Central Plant, and each item of Equipment in connection therewith, is of such a general nature and design that it can be built, installed, managed, repaired, improved and otherwise operated by any trained professional in the business of constructing and operating central plant facilities.

         7. A new Section 8.2(i) is added to the Participation Agreement to read as follows:

                  (i) The Lessor authorizes the Agent at the expense of the Lessor to file fixture filings and/or financing statements with respect to any collateral under or pursuant to any Operative Agreement without the signature of the Lessor, in such form and in such filling offices as the Agent reasonably determines necessary or appropriate to perfect the security interests of the Agent under the applicable Operative Agreement.

         8. A new Section 8.3(v) is added to the Participation Agreement to read as follows:

                  (v) The Lessee authorizes the Agent at the expense of the Lessee to file fixture fillings and/or financing statements with respect to any collateral under or pursuant to any Operative Agreement without the signature of the Lessee, in such form and in such filing offices as the Agent reasonably determines necessary or appropriate to perfect the security interests of the Agent under the applicable Operative Agreement.

         9. Appendix A to the Participation Agreement is amended as follows:

         (a) The definition of "Class A Collateral Percentage" is amended and restated in its entirety to read as follows:

                  "Class A Collateral Percentage" shall mean, at any time on and after June 29, 2001, the ratio (expressed as a percentage) of (a) the market value of Class A Collateral to (b) the sum of then current outstanding Loans plus the then current outstanding Holder Amounts.

         (b) A new definition of "Consolidation Period" is added to read as follows:

                  "Consolidation Period" shall mean the period from September 21, 2001 to the later to occur of (x) the maturity of all Construction Advances made prior to the Completion of all Properties and (y) 90 days after the Completion of all Properties.

         (c) The definition of "Equipment" is amended and restated in its entirety to read as follows:

                  "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances by the Construction Agent, the Lessee or the Lessor and all improvements and modifications thereto and replacements thereof, whether or not now owned or hereafter acquired or now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements, including but without limiting the generality of the foregoing, (a) all equipment described on Schedule 1 to the Participation Agreement and (b) all equipment described in any Appraisal including without limitation all heating, electrical, and mechanical equipment (including without limitation generators and other central plant equipment), lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including without limitation window cleaning apparatus), telephones, communication systems (including without limitation satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

         (d) The definition of "Non-Integral Equipment" is amended to add a proviso before the period at the end thereof, to read as follows:

         ; provided that no item of Equipment listed on Schedule 1 to the Participation Agreement shall at any time be deemed Non-Integral Equipment.

                  (e) The definition of "Permitted Facility" is amended to add the words", central plant associated therewith" immediately following the words "parking facility associated therewith" therein.

                  (f) The definition of "Structure" is amended to add the words", the Planned Central Plant" immediately following the words "the Planned Vivarium" therein.

                  (g) A new definition of "Planned Central Plant" is added to read as follows:

                  "Planned Central Plant" shall mean the central plant contemplated to be constructed by the Construction Agent on the real property identified in Lease Supplement No. 1 pursuant to the Operative Agreements.

         10. A new Schedule 1 is added to the Participation Agreement in the form of Exhibit A to this Amendment.

                                CREDIT AGREEMENT

         1. Schedule 2.1 of the Credit Agreement is hereby deemed amended and restated in its entirety to read as Schedule 2.1 attached hereto as EXHIBIT B.

                                TRUST AGREEMENT

         1. Schedule I of the Trust Agreement is hereby deemed amended and restated in its entirety to read as Schedule I attached hereto as EXHIBIT C.

                                LEASE AGREEMENT

         1. Subclause (x) of the second sentence of Section 11.2 of the Lease is amended to add the words "and are not a part or a component of the Planned Central Plant" immediately following the words "Section 11.1(a)".

                              COLLATERAL AGREEMENT

         1. The first paragraph of Section 3.2 of the Collateral Agreement is amended to add the words "from time to time" immediately following the words "the Uniform Commercial Code as in effect" therein.

                                  MISCELLANEOUS

         1. This Amendment shall be effective upon satisfaction of the following conditions (with regard to delivery of any documents, agreements, instruments, UCC Amendments, certificates, budgets or other items, each of the foregoing shall be in form and substance reasonably satisfactory to the Agent):

                  (a) (i) execution and delivery of this Amendment by the parties hereto and (ii) such other documents, agreements or instruments reasonably deemed necessary or advisable by the Agent;

                  (b) receipt by the Agent of an officer's certificate of the Lessee and the Construction Agent, dated as of the date hereof and in form and in substance reasonably satisfactory to the Agent, certifying that (i) each and every representation and warranty of the Lessee contained in the Operative Agreements to which is a party is true and correct on and as of the date hereof; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which the Lessee is a party in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof;

                  (c) receipt by the Agent of a secretary's certificate of the Lessee certifying (i) resolutions duly adopted by the Board of Directors of Lessee approving and authorizing the execution, delivery, and performance of this Amendment and (ii) the incumbency of the officer of the Lessee executing this Amendment;

                  (d) receipt by the Agent, for the ratable benefit of each Lender and each Holder, of an amendment fee equal to $50,000;

                  (e) receipt by the Agent of a duly completed and executed Requisition, together with supporting invoices, with respect to Advances, if any, to be funded on the closing date of this Amendment;

                  (f) receipt by the Agent of good standing certificates for the Lessee from the States of Texas and Delaware;

                  (g) receipt by the Agent of a good standing certificate for the Lessor from the Office of the Comptroller of the Currency;

                  (h) confirmation by the Agent of the appropriate funding of the Collateral Account as required in accordance with the Operative Agreements;

                  (i) payment by the Lessee of all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC;

                  (j) receipt by the Agent of the following outstanding items with respect to each Property for which Completion has not occurred prior to the Property Closing Date therefore, to the extent not heretofore delivered by the Construction Agent to the Agent:

                           (i) a preliminary Construction Budget for such Property in accordance with Section 5.3(r) of the Participation Agreement;

                           (ii) the Construction Contract with respect to such Property in accordance with Section 5.3(hh) of the Participation Agreement; and

                           (iii) a comprehensive Construction Budget for all such Properties.

         2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including all Schedules and Exhibits thereto) shall remain unmodified and in full force and effect.

         3. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         4. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina other than amendments of the Trust Agreement and the Collateral Agreement. With respect to the application of this Amendment to the Trust Agreement, this Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Utah. With respect to the application of this Amendment to the Collateral Agreement, this Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Taxas.

         [The remainder of this page has been left blank intentionally.]

         IN WITNESS WHEREOF, each of the parties hereto has caused counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                      LEXICON GENETICS INCORPORATED, as
                                      the Construction Agent and as the Lessee

                                      By: /s/ JULIA P. GREGORY
                                         ---------------------------------------
                                      Name: Julia P. Gregory
                                      Title: Executive Vice President and CFO

                                      WELLS FARGO BANK NORTHWEST,
                                      NATIONAL ASSOCIATION (formerly First
                                      Security Bank, National Association), not individually, except as expressly stated herein, but solely as the Owner Trustee under the Lexi Trust 2000-1

                                      By: /s/ VAL T. ORTON
                                         ---------------------------------------
                                      Name: Val T. Orton
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                                      BANK OF AMERICA, N.A., as a Holder, as a
                                      Lender and as the Agent

                                      By: /s/ CURTIS L. ANDERSON
                                         ---------------------------------------
                                      Name: Curtis L. Anderson
                                           -------------------------------------
                                      Title: Senior Vice President
                                            ------------------------------------

                                    EXHIBIT A

                      Schedule 1 to Participation Agreement

                                    Equipment

    ITEM         MANUFACTURER              MODEL                SERIAL NOS.    QUANTITY
    ----         ------------              -----                -----------    --------
Chiller          York             YKGBFDH7-CWE0, CWE00                            3
Coding Tower     Marley           NC8311-G                                        3
Pumps            Armstrong        4300-8x8x13                                     3
Pumps            Armstrong        4300-10x10x13                                   3
Pumps            Armstrong        4300-10x10x15                                   3
Generator        Mustang/Cat      3512B TA W/1500KW                               2
HV Switchgear    Russelectric     Series RPCS,                                    1
                                  5 Compartments
LV Switchgear    Cutler Hammer    Series DS Magnum,                               1
                                  5 Compartments
Transformers     ABB              MTR-2500                                        1
Transformers     ABB              MTR-1500                                        1
Transformers     ABB              MTR-750                                         1

                                    EXHIBIT B

                        Schedule 2.1 to Credit Agreement

                                           Tranche A Commitment         Tranche B Commitment
                                       ---------------------------   --------------------------
    Name and Address of Lenders            Amount       Percentage       Amount      Percentage
    ---------------------------        --------------   ----------   -------------   ----------
Bank of America, N.A.                  $43,155,000.00      100%      $4,595,000.00      100%
555 California Street, 12th Floor
Mail Code: CA5-705-12-08
San Francisco, CA 94104-1502
Attention: Jouni Korhonen
Telephone: (415) 622-7293
Telecopy: (415) 622-4057

TOTAL                                  $43,155,000.00      100%      $4,595,000.00      100%

                                    EXHIBIT C

                          SCHEDULE I TO TRUST AGREEMENT

                               HOLDER COMMITMENTS

                                                             HOLDER COMMITMENT
                                                             -----------------
           NAME OF HOLDER                          AMOUNT                       PERCENTAGE
           --------------                          ------                       ----------
Bank of America, N.A.                           $2,250,000.00                       100%
555 California Street, 12th Floor
Mail Code: CA5-705-12-08
San Francisco, CA. 94104-1502
Attention: Jouni Korhonen
Telephone: (415) 622-7293
Telecopy: (415) 622-4057

TOTAL                                           $2,250,000.00                       100%

                                SECOND AMENDMENT
                         TO CERTAIN OPERATIVE AGREEMENTS

                          Dated as of February 17, 2002

                                      among

                         LEXICON GENETICS INCORPORATED,
                  as the Construction Agent and as the Lessee,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
              (formerly First Security Bank, National Association) not individually, except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the Lexi Trust 2000-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
       WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND CERTAIN OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
              WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND CERTAIN OTHER OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                        as the Agent for the Lenders and,
                       respecting the Security Documents,
                      as the Agent for the Secured Parties

                                SECOND AMENDMENT
                         TO CERTAIN OPERATIVE AGREEMENTS

      This SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of February 17, 2002, is by and among LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Lessee" or the "Construction Agent"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the Lexi Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the Lexi Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and, respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined) and the Rules of Usage set forth in Appendix A to the Participation Agreement shall apply herein.

                                   WITNESSETH

      WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of October 19, 2000 as amended by the First Amendment to Certain Operative Agreements dated as of September 17, 2001 among the parties hereto (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the terms thereof, the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of October 19, 2000, certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of October 19, 2000, and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $50 million lease facility (the "Facility") that has been established in favor of the Lessee;

      WHEREAS, the Lessee has requested certain modifications to the Credit Agreement and the Trust Agreement to, among other things, increase the size of the Facility from $50 million to $55 million for the construction and completion of the Properties;

      WHEREAS, the Financing Parties have agreed to the requested modifications on the terms and conditions set forth herein;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                            PARTICIPATION AGREEMENT

      1. Section 5.11 of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

            "5.11 FUNDING OF ESCROW ACCOUNT FOR PUNCH LIST ITEMS, RETAINAGE AND OTHER AMOUNTS NECESSARY FOR FINAL COMPLETION.

                  Prior to the submission by the Construction Agent of the
            Officer's Certificate referenced in Section 5.5(a) regarding Completion of a given Property, the Construction Agent shall submit a Requisition for a Construction Advance to cover all anticipated punch list items, retainage and other amounts necessary for Final Completion of the applicable Property. To the extent the conditions precedent set forth in Section 5.4 are satisfied or waived and prior to the termination of the Lender Commitments and the Holder Commitments for the applicable Property, the above-described Construction Advance shall be funded in accordance with the terms of the Operative Agreements into an escrow account in the name of and under the control of the Agent. Neither the Lessor, the Construction Agent nor the Lessee shall have any interest in the escrow account, its contents or any proceeds therefrom.

                  Thereafter, the Construction Agent shall request funding for punch list items, retainage or other amounts necessary for Final Completion regarding the applicable Property pursuant to Requisitions describing such punch list items, retainage or other amounts necessary for Final Completion and the amounts payable therefor. The Agent shall advance amounts from the escrow account regarding such funding requests to the extent the conditions precedent set forth in Section 5.4 are satisfied or waived at that time.

                  All amounts deposited in the escrow account from time to time shall constitute Advances for purposes of determining the Property Cost of the applicable Property (the "Prior Property") identified in the relevant Requisition from the date of such Advance by the Lenders and the Holders for deposit into the escrow account; provided, amounts deposited in the escrow account may be thereafter counted as Property Cost of another Property if (a) the Prior Property reaches Final Completion in accordance with the terms of the Operative Agreements, (b) there remains a positive balance in the escrow account regarding the Prior Property and (c) prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent notifies the Agent in writing to re-allocate such positive balance in the escrow account from the Prior Property to a different Property which has not reached Completion at such time.

                  Upon the Payment Date immediately following the termination or expiration of the Lender Commitments, the remaining balance in the escrow account shall be allocated by the Agent in accordance with
            Section 8.7(b)(iv) and returned to the Lenders and the Holders in accordance with Section 2.6(c) of the

            Credit Agreement and Section 3.3 of the Trust Agreement, respectively, and the amounts so returned shall reduce, in each case regarding the last Property to reach Final Completion, the Property Cost, the outstanding balance of Loans and the outstanding balance of Holder Amounts."

      2. Section 6.1 of the Participation Agreement is hereby amended by adding the following provision as Section 6.1(n) thereof:

                  "(n) The Operative Agreements (including without limitation all Schedules and Exhibits thereto) represent the entire agreement among the Owner Trustee and the other parties thereto with respect to the subject matter thereof, and there are no other oral or side agreements with respect to such subject matter."

      3. Section 6 of the Participation Agreement is hereby amended to include the following provision as Section 6.3 thereof:

            "6.3 REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. As of February 17, 2002, each Holder hereby represents and warrants to each of the other parties hereto as follows:

                  (a) Such Holder does not own ten percent (10%) or more of the common stock of the Lessee.

                  (b) Such Holder has not obtained any residual insurance policy with respect to the value of the Properties or, except as provided in the Operative Agreements, received from any party any guarantee of the residual value of the Properties.

                  (c) Such Holder has not pledged its ownership interest in the
            Trust to secure non-recourse financing, either to finance the Holder Advances at the time they were made or subsequently through such date.

                  (d) The Operative Agreements (including without limitation all
            Schedules and Exhibits thereto) represent all of the agreements among the parties thereto relating to the subject matter thereof. There are no other agreements or understandings to which such Holder is party or of which such Holder has actual knowledge which, in any way, modify, change or limit the Operative Agreements."

      4. Section 8.3(q) of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

            "(q) If any credit facility, loan agreement or other financing arrangement in favor of the Lessee or any Affiliate of the Lessee, other than pursuant to Permitted Liens or the Operative Agreements, is ever secured by any collateral, the Secured Parties shall share on a pari-passu basis (based on the respective amounts outstanding under the Operative Agreements relative to the amounts outstanding under any such credit facility, loan agreement or other financing arrangement) in all such collateral."

      5. Section 8 of the Participation Agreement is hereby amended to include the following provision as Section 8.9 and Section 8.10 thereof:

            "8.9 ADDITIONAL COVENANT OF THE HOLDERS. Only on a one time basis and only upon no less than ten (10) Business Days prior written request from the Lessee, each Holder hereby covenants and agrees on or prior to March 21, 2002 to deliver to the Lessee a certificate substantially in the form attached hereto as EXHIBIT O and made a part hereof for all purposes."

      6. The definition of "Permitted Liens" set forth in Appendix A of the Participation Agreement is hereby amended to delete item (h) thereof in its entirety and the following item (h) shall be substituted in its place:

            "(h) Liens securing purchase money and sale/leaseback Indebtedness (including Capitalized Leases) to the extent permitted under Section 8.3B(a)(vi) of the Participation Agreement, provided that any such Lien attaches only to the Subject Property (but not to any Property) financed or leased and such Lien attaches thereto concurrently with or within 90 days after the acquisition thereof in connection with the purchase money transactions and within 30 days after the closing of any sale/leaseback transaction;"

      7. The Participation Agreement is hereby amended to include EXHIBIT A attached hereto as EXHIBIT O to the Participation Agreement as if it were initially attached to the Participation Agreement.

                                CREDIT AGREEMENT

      1. Schedule 2.1 of the Credit Agreement is hereby amended and restated in its entirety to read as Schedule 2.1 attached hereto as EXHIBIT B.

                                 TRUST AGREEMENT

      1. Schedule I of the Trust Agreement is hereby amended and restated in its entirety to read as Schedule I attached hereto as EXHIBIT C.

                                  MISCELLANEOUS

      1. This Amendment shall be effective upon satisfaction of the following conditions (with regard to delivery of any documents, agreements, instruments, UCC Amendments, certificates, budgets or other items, each of the forgoing shall be in form and substance reasonably satisfactory to the Agent):

            (a) (i) execution and delivery of this Amendment by the parties hereto and (ii) such other documents, agreements or instruments reasonably deemed necessary or advisable by the Agent;

            (b) receipt by the Agent of an officer's certificate of the Lessee and the Construction Agent, dated as of the date hereof and in form and in substance reasonably satisfactory to the Agent, certifying that (i) each and every representation and warranty of the Lessee contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof;

            (c) receipt by the Agent of a secretary's certificate of the Lessee certifying (i) the continued effectiveness of the resolutions duly adopted by the Board of Directors of the Lessee approving and authorizing the execution, delivery, and performance of amendments to the Operative Agreements, (ii) the continued effectiveness of the Certificate of Incorporation and Bylaws of the Lessee, and (iii) the incumbency or continued incumbency of the officer of the Lessee executing this Amendment;

            (d) receipt by the Agent, for the ratable benefit of each Lender and each Holder, of an amendment fee equal to $50,000;

            (e) deposit by the Lessee of the appropriate amount (if any) into the Collateral Account in accordance with Sections 5.4(m) and 5.10 of the Participation Agreement and confirmation by the Agent of the appropriate funding (if any) of the Collateral Account as required in accordance with such Sections 5.4(m) and 5.10; and

            (f) payment by the Lessee of all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

      2. The notice address for the Agent, the Lender and the Holder for all Operative Agreements (including without limitation Section 12.2 of the Participation Agreement, Schedule I of the Trust Agreement, Schedule 2.1 of the Credit Agreement and Section 10 of the Security Agreement) shall be modified to read as follows:

                         Bank of America, N.A.
                         TX1-492-67-01
                         901 Main Street
                         Dallas, TX 75202-3714
                         Attention:   Dan Penkar
                                      Senior Vice President
                         Telephone:  (214) 209-1178
                         Telecopy:  (214) 209-3140

      3. By its execution hereof, except as set forth in Schedule 1 to this Amendment, each of the Construction Agent and the Lessee represents, warrants and certifies to each Financing Party that as of the date hereof (a) a Construction Budget and Plans and Specifications with respect to each Property have been delivered to the Agent and such documents are true and accurate and no changes have been made or could reasonably be expected to be made which would affect the accuracy of such documents, (b) all Construction Contracts have been previously delivered to the Agent and have not been amended or modified, or such amendments or modifications have been previously provided to the Agent, (c) the Property Cost of each Property is within the applicable Construction Budget for such Property, (d) each Property is on schedule for Completion on the date set forth in the Plans and Specifications of such Property, but in all cases prior to the Construction Period Termination Date, (e) there are sufficient Available Commitments and Available Holder Commitments to cause the Completion of each Property as a Permitted Facility and otherwise in accordance with the terms and conditions of the Operative Agreements, and (f) all construction and Work with respect to each Property has been and is being done in a workmanlike manner.

      4. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including all Schedules and Exhibits thereto) shall remain unmodified and in full force and effect. Except as modified hereby, the Operative Agreements (including all Schedules and Exhibits thereto) represent the entire agreement between the parties hereto with respect to the subject matter thereof and there are no other oral or side agreements with respect to such subject matter.

      5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      6. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina other than amendments of the Trust Agreement and the Collateral Agreement. With respect to the application of this Amendment to the Trust Agreement, this Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Utah. With respect to the application of this Amendment to the Collateral Agreement, this Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Texas.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                      LEXICON GENETICS INCORPORATED, as the
                                      Construction Agent and as the Lessee

                                      By: /s/ JULIA P. GREGORY
                                         ---------------------------------------
                                      Name: Julia P. Gregory
                                           -------------------------------------
                                      Title: Executive Vice President and CFO
                                            ------------------------------------


                                      WELLS FARGO BANK NORTHWEST,
                                      NATIONAL ASSOCIATION

                                      (formerly First Security Bank, National
                                      Association), not individually, except
                                      as expressly stated herein, but solely
                                      as the Owner Trustee under the Lexi
                                      Trust 2000-1

                                      By: /s/ VAL T. ORTON
                                         ---------------------------------------
                                      Name: Val T. Orton
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                      BANK OF AMERICA, N.A., as a Holder, as a
                                      Lender and as the Agent

                                      By: /s/ DANIEL H. PENKAR
                                         ---------------------------------------
                                      Name: Daniel H. Penkar
                                           -------------------------------------
                                      Title: Senior Vice President
                                            ------------------------------------

                                   SCHEDULE 1

                             [Construction Matters]

                                     None.

                                    EXHIBIT A

                      EXHIBIT O TO PARTICIPATION AGREEMENT

        FORM OF CONFIRMATION LETTER TO BE EXECUTED BY EACH OF THE HOLDERS




March    , 2002

Bank of America, N.A.
901 Main Street
Dallas, Texas 75202-3714
Attention: Daniel Penkar
           Senior Vice President

Dear Dan:

Arthur Andersen LLP ("Andersen") is now engaged in an audit of our financial statements. Your company, Bank of America, N.A. ("Bank of America"), made Holder Advances to the Lexi Trust 2000-1 (the "Trust"), of which Wells Fargo Bank Northwest, National Association (formerly First Security Bank, National Association), serves as Owner Trustee (the "Owner Trustee"), in connection with the transactions contemplated by (i) the Participation Agreement dated as of October 19, 2000 (the "Original Participation Agreement"), by and among Lexicon Genetics Incorporated ("Lexicon"), the Owner Trustee, the various banks and other lending institutions which are parties thereto, as lenders (the "Lenders"), the various banks and other lending institutions which are parties thereto, as holders (the "Holders") and Bank of America, as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties, and (ii) the Operative Agreements referred to therein (the "Original Operative Agreements"), in each case as amended by that certain First Amendment to Certain Operative Agreements dated as of September 17, 2001 (the "First Amendment") by and among the parties to the Original Participation Agreement and as further amended by that certain Second Amendment to Certain Operative Agreements dated as of February 17, 2002 (the "Second Amendment") by and among the parties to the Original Participation Agreement. The Original Participation Agreement, as amended by the First Amendment and the Second Amendment, is referred to herein as the "Participation Agreement." The Original Operative Agreements, as amended by First Amendment and the Second Amendment, are referred to herein as the "Operative Agreements." Capitalized terms used without definition herein shall have the meanings given to such terms in the Participation Agreement.

In connection with the foregoing, please confirm the following information:

-     Bank of America has made Holder Advances to the Trust in the aggregate
      amount of $          as of December 31, 2001.

- Bank of America, in its capacity as Holder, has not obtained any residual insurance policy with respect to the value of the Properties or, except as provided in the Operative Agreements, received from any party any guarantee of the residual value of the Properties, except as described below.

      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------

- Bank of America has not pledged its ownership interest in the Trust to secure non-recourse financing, either to finance the Holder Advances at the time they were made or subsequently through the date of this letter, except as described below:

      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------

- Payments to Bank of America and/or its Affiliates from or on behalf of the Trust, from the inception of the Trust (October 19, 2000) through December 31, 2001 are as follows (if none, please indicate below):

      Date of Payment        Nature of Payment          Amount of Payment
      ---------------        -----------------          -----------------

- The Operative Agreements contain all of the agreements among the parties thereto relating to the subject matter thereof. There are no other agreements or understandings to which Bank of America is party or of which Bank of America has actual knowledge which, in any way, modify, change or limit the Operative Agreements.

- If Bank of America has sold, transferred, or assigned part or all of its interest in the Trust, please provide such information below (if none, please indicate below).

      Amount         Date        Name of buyer(s), transferee(s), or assignee(s)
      ------         ----        -----------------------------------------------
      ------         ----        -----------------------------------------------
      ------         ----        -----------------------------------------------
      ------         ----        -----------------------------------------------

Please state in the space below whether or not the above statements and information, including the amounts and terms, are in agreement with your records. If not, please furnish any information you may have that will assist in reconciling any differences.

Please return this confirmation directly to Andersen. A stamped, addressed envelope is enclosed for your convenience.

                                             Very truly yours,

                                             Lexicon Genetics Incorporated

                                             By:
                                                  ------------------------------
                                                    Julia P. Gregory
                                                    Executive Vice President and
                                                    Chief Financial Officer

To:  Arthur Andersen LLP:

The above statements and information, including the amounts and terms, are in agreement with our records, with the following exceptions (If above information is correct, please confirm. If your understanding of anything described above differs in any respect, please explain):


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By:                                           Date:
    ---------------------------------              -----------------------------
    Daniel Penkar
    Senior Vice President

                                    EXHIBIT B

                        Schedule 2.1 to Credit Agreement

                                                       Tranche A Commitment                    Tranche B Commitment
                                                 --------------------------------         -------------------------------
Name and Address of Lenders                        Amount            Percentage            Amount            Percentage
---------------------------                        ------            ----------            ------            ----------
Bank of America, N.A.                            $47,470,500.00           100%            $5,054,500.00           100%
TX1-492-67-01
901 Main Street
Dallas, TX 75202-3714
Attention:  Dan Penkar
            Senior Vice President
Telephone:  (214) 209-1178
Telecopy:   (214) 209-3140


TOTAL                                            $47,470,500.00           100%            $5,054,500.00           100%

                                    EXHIBIT C

                          SCHEDULE I TO TRUST AGREEMENT

                               HOLDER COMMITMENTS

                                                              Holder Commitment
                                                  ----------------------------------------
Name of Holder                                        Amount                    Percentage
Bank of America, N.A.                             $2,475,000.00                    100%
TX1-492-67-01
901 Main Street
Dallas, TX 75202-3714
Attention:  Dan Penkar
            Senior Vice President
Telephone:  (214) 209-1178
Telecopy:   (214) 209-3140
TOTAL                                             $2,475,000.00                    100%

                                 THIRD AMENDMENT
                         TO CERTAIN OPERATIVE AGREEMENTS

                           Dated as of August 7, 2002

                                      among

                        LEXICON GENETICS INCORPORATED,
                 as the Construction Agent and as the Lessee,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
              (formerly First Security Bank, National Association) not individually, except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the Lexi Trust 2000-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
              WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND
             CERTAIN OTHER OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
              WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND CERTAIN OTHER OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                        as the Agent for the Lenders and,
                       respecting the Security Documents,
                      as the Agent for the Secured Parties

                                 THIRD AMENDMENT
                         TO CERTAIN OPERATIVE AGREEMENTS

      This THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of August 7, 2002, is by and among LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Lessee" or the "Construction Agent"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the Lexi Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the Lexi Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and, respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined) and the Rules of Usage set forth in Appendix A to the Participation Agreement shall apply herein.

                               W I T N E S S E T H

      WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of October 19, 2000 as amended by the First Amendment to Certain Operative Agreements dated as of September 17, 2001 among the parties hereto and the Second Amendment to Certain Operative Agreements dated as of February 17, 2002 among the parties hereto (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the terms thereof, the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of October 19, 2000 as amended by the First Amendment to Certain Operative Agreements dated as of September 17, 2001 among the parties hereto and the Second Amendment to Certain Operative Agreements dated as of February 17, 2002 among the parties hereto, certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of October 19, 2000 as amended by the First Amendment to Certain Operative Agreements dated as of September 17, 2001 among the parties hereto and the Second Amendment to Certain Operative Agreements dated as of February 17, 2002 among the parties hereto, and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $55 million lease facility (the "Facility") that has been established in favor of the Lessee;

      WHEREAS, the Lessee has requested certain modifications to the Participation Agreement to, among other things, amend the liquidity requirements of the Facility;

      WHEREAS, the Financing Parties have agreed to the requested modifications on the terms and conditions set forth herein;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                             PARTICIPATION AGREEMENT

      1. Section 8.3A(f) of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

                  "(f) Financial Covenant. The Consolidated Group shall at all times maintain Liquidity in an amount greater than or equal to (a) from the Initial Closing Date to the Final Completion Date, $45,000,000 and (b) on and after the Final Completion Date, $30,000,000. The Consolidated Group shall not permit any amount necessary to satisfy the Liquidity requirements of the previous sentence to be subject to any Lien or used as security or as a pledge for any obligation."

      2.    Appendix A-7 of the Participation Agreement is amended as follows:

            (a) The definition of "Cash Equivalents" is hereby amended and restated in its entirety to read as follows:

                  "`Cash Equivalents' shall mean (a) securities issued or
            directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of (i) not more than twelve months from the date of acquisition, or (ii) more than twelve months from the date of acquisition, but in such case under this subsection (ii) shall be valued at the market price thereof (which shall not in any event exceed $10,000,000 in the aggregate and shall be marked to market on the last Business Day of each calendar month), (b) Dollar denominated certificates of deposit of (i) any Lender or the Holder, or (ii) any domestic commercial bank of recognized standing (y) having capital and surplus in excess of $750,000,000 and (z) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than twelve months from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months from the date of acquisition, (d) the common or preferred Capital Stock of any Person listed on a national securities exchange, (e) the commercial paper or notes (including medium term notes) or bonds of any Person having an unexpired remaining term and duration to maturity from each point of calculation not to exceed twelve months from the date of its inclusion as Cash Equivalents (i) whose short-term credit rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof or from Fitch is at least F-1 or the equivalent thereof, or (ii) whose long-term credit rating from S&P is at least A or the equivalent thereof or from Moody's is at least A-2 or the equivalent thereof or from Fitch is at least A or the equivalent thereof, (f) the municipal bonds and/or notes of any Person having an unexpired remaining term and duration to maturity from each point of calculation not to exceed twelve months from the date of its inclusion as Cash Equivalents whose rating from S&P is at least AA- or the equivalent thereof or from Moody's is at least Aa3 or the equivalent thereof, (g) asset-backed securities of any Person having an unexpired remaining term and duration to maturity from each point of calculation not to exceed twelve months from the date of its inclusion as Cash Equivalents whose rating is at least AAA or the equivalent thereof by two of three rating agencies and (h) AAA-rated money market mutual funds; provided that all Cash Equivalents shall be of a type eligible to be held with a Federal Reserve Bank or the Depository Trust Company."

                                  MISCELLANEOUS

      1. This Amendment shall be effective upon satisfaction of the following conditions (with regard to delivery of any documents, agreements, instruments, UCC Amendments, certificates, budgets or other items, each of the forgoing shall be in form and substance reasonably satisfactory to the Agent):

            (a) (i) execution and delivery of this Amendment by the parties hereto and (ii) such other documents, agreements or instruments reasonably deemed necessary or advisable by the Agent;

            (b) receipt by the Agent of an officer's certificate of the Lessee and the Construction Agent, dated as of the date hereof and in form and in substance reasonably satisfactory to the Agent, certifying that (i) each and every representation and warranty of the Lessee contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof;

            (c) receipt by the Agent of a secretary's certificate of the Lessee certifying (i) the continued effectiveness of the resolutions duly adopted by the Board of Directors of the Lessee approving and authorizing the execution, delivery and performance of amendments to the Operative Agreements, (ii) the continued effectiveness of the

      Certificate of Incorporation and Bylaws of the Lessee, and (iii) the incumbency or continued incumbency of the officer of the Lessee executing this Amendment;

            (d) deposit by the Lessee of the appropriate amount (if any) into the Collateral Account in accordance with Sections 5.4(m) and 5.10 of the Participation Agreement and confirmation by the Agent of the appropriate funding (if any) of the Collateral Account as required in accordance with such Sections 5.4(m) and 5.10; and

            (e) payment by the Lessee of all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

      2. By its execution hereof, each of the Construction Agent and the Lessee represents, warrants and certifies to each Financing Party that as of the date hereof (a) a Construction Budget and Plans and Specifications with respect to each Property have been delivered to the Agent and such documents are true and accurate and no changes have been made or could reasonably be expected to be made which would affect the accuracy of such documents, (b) all Construction Contracts have been previously delivered to the Agent and have not been amended or modified, or such amendments or modifications have been previously provided to the Agent, (c) the Property Cost of each Property is within the applicable Construction Budget for such Property, (d) each Property is on schedule for Completion on the date set forth in the Plans and Specifications of such Property, but in all cases prior to the Construction Period Termination Date,
(e) there are sufficient Available Commitments and Available Holder Commitments to cause the Completion of each Property as a Permitted Facility and otherwise in accordance with the terms and conditions of the Operative Agreements, and (f) all construction and Work with respect to each Property has been and is being done in a workmanlike manner.

      3. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including all Schedules and Exhibits thereto) shall remain unmodified and in full force and effect. Except as modified hereby, the Operative Agreements (including all Schedules and Exhibits thereto) represent the entire agreement between the parties hereto with respect to the subject matter thereof and there are no other oral or side agreements with respect to such subject matter.

      4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina other than amendments of the Trust Agreement and the Collateral Agreement. With respect to the application of this Amendment to the Trust Agreement, this Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Utah. With respect to the application of this Amendment to the Collateral Agreement, this Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Texas.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    LEXICON GENETICS INCORPORATED, as the
                                    Construction Agent and as the Lessee

                                    By: /S/ JULIA P. GREGORY
                                       -------------------------------------
                                    Name:   Julia P. Gregory
                                         -----------------------------------
                                    Title:  Executive Vice President and CFO
                                          ----------------------------------

                                    WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION (formerly First Security Bank,
                                    National Association), not individually, except as expressly stated herein, but solely as the Owner Trustee under the Lexi Trust 2000-1

                                    By: /s/ VAL T. ORTON
                                       -------------------------------------
                                    Name:   Val T. Orton
                                         -----------------------------------
                                    Title:  Vice President
                                          ----------------------------------

                                    BANK OF AMERICA, N.A., as a Holder, as a
                                    Lender and as the Agent

                                    By: /s/ DANIEL H. PENKAR
                                       -------------------------------------
                                    Name:   Daniel H. Penkar
                                         -----------------------------------
                                    Title:  Senior Vice President
                                          ----------------------------------

                                FOURTH AMENDMENT
                         TO CERTAIN OPERATIVE AGREEMENTS

                          Dated as of December 20, 2002

                                      among

                         LEXICON GENETICS INCORPORATED,
                  as the Construction Agent and as the Lessee,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
              (formerly First Security Bank, National Association) not individually, except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the Lexi Trust 2000-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
       WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND CERTAIN OTHER
                    OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
              WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND CERTAIN OTHER OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                        as the Agent for the Lenders and,
                       respecting the Security Documents,
                      as the Agent for the Secured Parties

                                FOURTH AMENDMENT
                         TO CERTAIN OPERATIVE AGREEMENTS

      This FOURTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of December 20, 2002, is by and among LEXICON GENETICS INCORPORATED, a Delaware corporation (the "Lessee" or the "Construction Agent"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the Lexi Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the Lexi Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and, respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined) and the Rules of Usage set forth in Appendix A to the Participation Agreement shall apply herein.

                               W I T N E S S E T H

      WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of October 19, 2000, as amended by the First Amendment to Certain Operative Agreements dated as of September 17, 2001 (the "First Amendment") among the parties hereto, the Second Amendment to Certain Operative Agreements dated as of February 17, 2002 (the "Second Amendment") among the parties hereto and the Third Amendment to Certain Operative Agreements dated as of August 7, 2002 (the "Third Amendment") among the parties hereto (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the terms thereof, the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of October 19, 2000, as amended by the First Amendment, the Second Amendment and the Third Amendment, certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of October 19, 2000, as amended by the First Amendment, the Second Amendment and the Third Amendment and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $55 million lease facility (the "Facility") that has been established in favor of the Lessee;

      WHEREAS, the Lessee has requested certain modifications to the Participation Agreement to, among other things, amend the liquidity requirements of the Facility;

      WHEREAS, the minimum liquidity requirements required as of the Final Completion Date as specified in Section 8.3A(f)(b) of the Participation Agreement were modified from $35,000,000 to $30,000,000 pursuant to the Third Amendment and are being further modified from $30,000,000 to $12,000,000 pursuant to this Amendment;

      WHEREAS, the Financing Parties have agreed to the requested modifications on the terms and conditions set forth herein;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                             PARTICIPATION AGREEMENT

      1. Section 8.3A(f) of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

                  "(f) Financial Covenant. The Consolidated Group shall at all times maintain Liquidity in an amount greater than or equal to (a) from the Initial Closing Date to the Final Completion Date, $45,000,000 and (b) on and after the Final Completion Date, $12,000,000. The Consolidated Group shall not permit any amount necessary to satisfy the Liquidity requirements of the previous sentence to be subject to any Lien or used as security or as a pledge for any obligation. At the Initial Closing Date, the requirement regarding Liquidity on and after the Final Completion Date (as referenced in this Section 8.3A(f)(b)) was $35,000,000. Pursuant to the Third Amendment to Certain Operative Agreements dated as of August 7, 2002 among the parties to this Agreement, the requirement regarding Liquidity on and after the Final Completion Date (as referenced in this Section 8.3A(f)(b)) was reduced to $30,000,000. The requirement regarding Liquidity on and after the Final Completion Date (as referenced in this Section 8.3A(f)(b)) is now $12,000,000, as such is referenced in the first sentence of this paragraph."

      2. Appendix A-4 and A-5 of the Participation Agreement are amended as follows:

            (a) The definition of "Applicable Percentage" is hereby amended and restated in its entirety to read as follows:

                  ""Applicable Percentage" shall mean for each Eurodollar Loan and each Eurodollar Holder Advance, the rate per annum set forth below opposite the corresponding Class A Collateral Percentage determined as of the most recent Calculation Date:

===============================================================================================
                                                         APPLICABLE
                                      APPLICABLE       PERCENTAGE FOR
                                      PERCENTAGE         EURODOLLAR            APPLICABLE
                                         FOR                HOLDER           PERCENTAGE FOR
 CLASS A COLLATERAL PERCENTAGE     EURODOLLAR LOANS        ADVANCES            UNUSED FEES
-----------------------------------------------------------------------------------------------
       > or = 75%                     .20%                  .95%                   .20%
-----------------------------------------------------------------------------------------------
   > or = 50% BUT < 75%               .25%                 1.00%                   .2375%
-----------------------------------------------------------------------------------------------
   > or = 25% BUT < 50%               .30%                 1.05%                   .2375%
-----------------------------------------------------------------------------------------------
        < 25%                         .35%                 1.10%                   .2375%
===============================================================================================

                  The Applicable Percentage for Eurodollar Loans and Eurodollar
            Holder Advances shall be determined and adjusted quarterly on the date (the "Calculation Date") by which the Officer's Certificate is required to be delivered to the Agent in accordance with the provisions of Section 5.10(b) of the Participation Agreement; provided, however, that (x) the Applicable Percentage for each Eurodollar Loan and Eurodollar Holder Advance from the Initial Closing Date until the next occurring Calculation Date shall be determined based on the Class A Collateral Percentage determined as of the date of such Advance, (y) if the Lessee fails to provide the Officer's Certificate referenced in Section 5.10(b) of the Participation Agreement to the Agent on or before any Calculation Date, the Applicable Percentage for Eurodollar Loans shall be .35%, the Applicable Percentage for Eurodollar Holder Advances shall be 1.10% from such Calculation Date until such time that the Officer's Certificate referenced in Section 5.10(b) and the Applicable Percentage for Unused Fees shall be .2375% of the Participation Agreement is provided to the Agent, whereupon the Applicable Percentage shall be determined as specified above. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans and Eurodollar Holder Advances, as well as to any new Eurodollar Loans and Eurodollar Holder Advances made or issued."

                                  MISCELLANEOUS

      1. This Amendment shall be effective upon satisfaction of the following conditions (with regard to delivery of any documents, agreements, instruments, UCC Amendments, certificates, budgets or other items, each of the forgoing shall be in form and substance reasonably satisfactory to the Agent):

            (a) (i) execution and delivery of this Amendment by the parties hereto and (ii) such other documents, agreements or instruments reasonably deemed necessary or advisable by the Agent;

            (b) receipt by the Agent of an officer's certificate of the Lessee and the Construction Agent, dated as of the date hereof and in form and in substance reasonably satisfactory to the Agent, certifying that (i) each and every representation and warranty of the Lessee contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement;
      (iii) each Operative Agreement to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof;

            (c) receipt by the Agent of a secretary's certificate of the Lessee certifying (i) the continued effectiveness of the resolutions duly adopted by the Board of Directors of the Lessee approving and authorizing the execution, delivery and performance of amendments to the Operative Agreements, (ii) the continued effectiveness of the Certificate of Incorporation and Bylaws of the Lessee, and (iii) the incumbency or continued incumbency of the officer of the Lessee executing this Amendment;

            (d) deposit by the Lessee of the appropriate amount (if any) into the Collateral Account in accordance with Sections 5.4(m) and 5.10 of the Participation Agreement and confirmation by the Agent of the appropriate funding (if any) of the Collateral Account as required in accordance with such Sections 5.4(m) and 5.10; and

            (e) payment by the Lessee of all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

      2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including all Schedules and Exhibits thereto) shall remain unmodified and in full force and effect. Except as modified hereby, the Operative Agreements (including all Schedules and Exhibits thereto) represent the entire agreement between the parties hereto with respect to the subject matter thereof and there are no other oral or side agreements with respect to such subject matter.

      3. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      4. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina other than amendments of the Trust Agreement and the Collateral Agreement. With respect to the application of this Amendment to the Trust Agreement, this Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Utah. With respect to the application of this Amendment to the Collateral Agreement, this Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Texas.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    LEXICON GENETICS INCORPORATED, as the
                                    Construction Agent and as the Lessee

                                    By: /S/ JULIA P. GREGORY
                                       -------------------------------------
                                    Name:   Julia P. Gregory
                                         -----------------------------------
                                    Title:  Executive Vice President and CFO
                                          ----------------------------------

                                    WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION (formerly First Security Bank,
                                    National Association), not individually, except as expressly stated herein, but solely as the Owner Trustee under the Lexi Trust 2000-1

                                    By: /s/ VAL T. ORTON
                                       -------------------------------------
                                    Name:   Val T. Orton
                                         -----------------------------------
                                    Title:  Vice President
                                          ----------------------------------

                                    BANK OF AMERICA, N.A., as a Holder, as a
                                    Lender and as the Agent

                                    By: /s/ DANIEL H. PENKAR
                                       -------------------------------------
                                    Name:   Daniel H. Penkar
                                         -----------------------------------
                                    Title:  Senior Vice President
                                          ----------------------------------